EXHIBIT 10.1
WAIVER AND AMENDMENT NO. 6
TO
CREDIT AGREEMENT
     THIS WAIVER AND AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 12, 2010, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation (“Parent”), BALDWIN GERMANY HOLDING GMBH, a German company (“Newco”), BALDWIN GERMANY GMBH, a German company (“BGG”), BALDWIN OXY-DRY GMBH (formerly known as “OXY-DRY MASCHINEN GMBH”), a German company (“Oxy-Dry GmbH”, and, collectively with the Parent, Newco and BGG, the “Borrowers”), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS
     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 21, 2006, as amended by that certain (i) Amendment to Credit Agreement dated as of December 29, 2006, (ii) Waiver, Consent and Amendment No. 2, dated as of April 18, 2007, (iii) Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008, (iv) Amendment No. 4 to Credit Agreement dated as of February 26, 2008, (v) Modification and Limited Waiver Agreement dated as of March 31, 2009, as amended and restated as of May 15, 2009 and amended on June 22, 2009 (such Modification and Limited Waiver Agreement, as so amended and restated and as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Modification and Limited Waiver”) and (vi) Waiver and Amendment No. 5 to Credit Agreement dated as of July 31, 2009 (“Amendment No. 5”);
     B. The term “Credit Agreement” as used in this Amendment shall mean such Credit Agreement as amended as set forth in paragraph A above;
     C. The Guaranty and Collateral Agreement (as defined in the Credit Agreement) was amended pursuant to an Amendment No. 1 to Guaranty and Collateral Agreement, dated as of June 24, 2009 and by an Amendment No. 2 to Guaranty and Collateral Agreement, dated as of February 16, 2010;
     D. The Borrowers have requested that Lenders constituting at least the Required Lenders agree to further amend the Credit Agreement to change the latest date, under Section 10.1.8 of the Credit Agreement, for the delivery of the financial projections for the Parent and its Subsidiaries for the Fiscal Year commencing July 1, 2010 from June 15, 2010 to June 22, 2010;

     E. The Borrowers have notified the Lenders and the Administrative Agent that the Minimum Liquidity and Currency Adjusted Net Sales Certificate with respect to the Currency Adjusted Net Sales for the consecutive three-month period ending April 30, 2010 will show the Currency Adjusted Net Sales for the consecutive three-month period ending April 30, 2010 to be less than $40,563,300 in breach of the requirement of the financial covenant set forth in Section 11.14.4 of the Credit Agreement that Currency Adjusted Net Sales for the consecutive three-month period ending April 30, 2010 not be less than $40,563,300 (the Event of Default resulting from such breach is referred to below in this Amendment as the “Specified Event of Default”);
     F. The Borrowers have requested that Lenders constituting at least the Required Lenders waive the Specified Event of Default; and
     G. The Lenders signatories hereto, representing at least the Required Lenders, are willing to provide for such amendment and to waive the Specified Event of Default, all upon the terms and conditions set forth in this Amendment.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.
ARTICLE II
AMENDMENT
     2.01 Amendment to Section 10.1.8. Section 10.1.8 of the Credit Agreement is hereby amended by deleting the date “June 15, 2010” and inserting in lieu thereof the date “June 22, 2010”.
ARTICLE III
CERTAIN WAIVER
     3.01 Waiver. The Required Lenders hereby waive the Specified Event of Default The foregoing waiver in this Section 3.01 is limited solely to the Specified Event of Default and shall not apply to any other Events of Default or Unmatured Events of Default which may now or hereafter exist. Without limiting the generality of the immediately preceding sentence, the Borrowers (and other Credit Parties) hereby acknowledge and agree that the waiver set forth in the first sentence of this paragraph does not apply to any breach of Sections 11.14.4 of the Credit Agreement other than the breach of Section 11.14.4 for the consecutive three-month period ending April 30, 2010. Each of the Borrowers and the other Credit Parties hereby consents to, and acknowledges the availability of, each and every right and remedy set forth in the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents with respect to any Event of Default other than the Specified Event of Default.

ARTICLE IV
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. The effectiveness of the amendment set forth in Section 2.01 above and of the waiver set forth in Section 3.01 above are each subject to the satisfaction (by no later than the date of this Amendment unless the Administrative Agent extends such date) of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
     (a) The Administrative Agent shall have received this Amendment duly executed by Borrowers and the other Credit Parties and the Lenders;
     (b) Borrowers shall have paid the Amendment No. 6 Waiver Fee (as defined below); and
     (c) Borrowers shall have paid the $9,900 of costs and expenses referred to in clause (a) of the second sentence of Section 8.04 below.
ARTICLE V
WAIVER FEE
     5.01 Waiver Fee. In consideration of the Required Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby agree to pay, no later than the date of this Amendment, to each Lender who executes and delivers this Amendment on or before the date hereof, a waiver fee (the “Amendment No. 6 Waiver Fee”) equal to such Lender’s Pro-Rata Share (as defined in clause (d) of the definition of Pro-Rata Share) of $20,000. The Amendment No. 6 Waiver Fee shall be fully earned on the date hereof. For the avoidance of doubt, the Amendment No. 6 Waiver Fee is in addition to any remaining unpaid installments of the Amendment Fee (as defined in Amendment No. 5) owed by the Borrowers.
ARTICLE VI
NO WAIVER
     6.01 No Waiver. Other than the waiver set forth in Section 3.01 hereof, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the Guaranty and Collateral Agreement, this Amendment, the other Loan Documents, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.

ARTICLE VII
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS
     7.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in Credit Agreement and the other Loan Documents. The terms and provisions of the Credit Agreement and the other Loan Documents, as amended hereby, are ratified and confirmed and shall continue in full force and effect. The Borrowers, the other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents (as amended) remain in full force and effect (as so amended) and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents), as amended, remain in full force and effect (as so amended) and (as set forth in the Guaranty and Collateral Agreement) shall not be impaired or otherwise limited by any waiver or modification set forth in this Amendment (and nothing contained in this Amendment shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect). Without limiting the generality of the foregoing (or of Section 1.2(e) of the Credit Agreement), it is hereby confirmed and agreed that any reference in the Loan Documents to any Note shall include all amendments, restatements, supplements and other modifications thereto and any Notes issued under Section 15.6.1 of the Credit Agreement and/or other Notes in substitution or replacement of any Note(s). Any breach of any representation, warranty or confirmation set forth in this Amendment by any Borrower or any other Credit Party shall be deemed to constitute an Event of Default under the Credit Agreement.
     7.02 Representations and Warranties. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); (c) after giving effect to the waiver set forth in Section 3.01 hereof, no Event of Default or Unmatured Event of Default under the Credit Agreement has occurred and is continuing; and (d) no Credit Party that is party to the Guaranty and Collateral Agreement has changed its legal name since November 21, 2006 except (i) Newco changed its name from Mainsee 430. VV GmbH to Baldwin Germany Holding GmbH, (ii) Oxy-Dry GmbH changed its name from Oxy-Dry Maschinen GmbH to Baldwin Oxy-Dry GmbH and (iii) Baldwin Southeast Asia Corporation changed its name from Oxy-Dry Asia Pacific, Inc. The Borrowers and the other Credit Parties acknowledge and agree that all unpaid principal of, and accrued and unpaid interest under, each of the Loans is justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent.
     7.03 Confirmations. All confirmations and agreements set forth in Sections 7.03, 7.04 and 7.05 of Amendment No. 5 remain in full force and effect.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     8.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Guaranty and Collateral Agreement or any other Loan Documents or under or in connection with this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.
     8.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     8.03 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender (including without limitation as the Issuing Lender), and the Administrative Agent under the Loan Documents.
     8.04 Certain Costs and Expenses. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) (provided that Borrower shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, provided, further, that it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Amendment). The Parent acknowledges and agrees that (a) it owes, as of the date of this Amendment, $9,900 for the fees and disbursements of legal counsel of the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and for various work done in connection with the Guaranty and Collateral Agreement and other Collateral Documents, (b) it owes additional amounts for the fees and disbursements of legal counsel of the Agent in connection with other work of such legal counsel and (c) it owes additional amounts for the fees of Capstone (as defined in the Modification and Limited Waiver). The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.
     8.05 Counterparts. This Amendment may be executed and delivered by facsimile, portable document format (“.pdf”), Tagged Image File Format (“.TIFF”) or other electronic means of delivery and in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     8.06 Preliminary Statements. The Preliminary Statements set forth in this Amendment are accurate and shall form a substantive part of the agreement of the parties hereto.
     8.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     8.08 Relationship. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or by the other Loan Documents among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders.
     8.09 Time is of the Essence. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the other Loan Documents and (ii) acknowledge and agree such times are material to this Amendment and the other Loan Documents. Therefore, time is of the essence with respect to this Agreement and the other Loan Documents.
     8.10 Jury Trial; Indemnification. Without limiting the generality of Sections 15.17, 15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Amendment and any transaction or matter contemplated by, in connection with or arising out of this Amendment.

     8.11 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO (EXCEPT AS EXPRESSLY SET FORTH IN ANY SUCH AGREEMENT) SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     8.12 Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR WITH RESPECT THERETO. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT AND (WITH RESPECT TO MATTERS AFFECTING THE ISSUING LENDER) THE ISSUING LENDER.
     8.13 Release. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT OR ANY HEDGING AGREEMENT WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE

THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER OR OTHER CREDIT PARTY (OR ANY OF THEIR RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President and Chief Executive Officer

BALDWIN GERMANY HOLDING GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN GERMANY GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN OXY-DRY GMBH (formerly known as OXY-DRY MASCHINEN GMBH)
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

[Signature Page to Amendment No. 6 to Credit Agreement]

BALDWIN GRAPHIC SYSTEMS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

OXY-DRY FOOD BLENDS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

OXY-DRY U.K., INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN SOUTHEAST ASIA CORPORATION (formerly known as Oxy-Dry Asia Pacific, Inc.)
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN AMERICAS CORPORATION
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

BALDWIN ASIA PACIFIC CORPORATION
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

[Signature Page to Amendment No. 6 to Credit Agreement]

MTC TRADING COMPANY
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

OXY-DRY CORPORATION
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

BALDWIN EUROPE CONSOLIDATED INC.
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

[Signature Page to Amendment No. 6 to Credit Agreement]

BALDWIN ROCKFORD CORPORATION
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	President and CEO

BALDWIN EUROPE CONSOLIDATED B.V. By: Baldwin Graphic Equipment BV
By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director

BALDWIN GRAPHIC EQUIPMENT B.V.
By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director

[Signature Page to Amendment No. 6 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ George S. Carey
	Name:	George S. Carey
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ Anthony Healey
	Name:	Anthony Healey
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement]

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Stephen Corcoran
	Name:	Stephen Corcoran
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement]

RBS CITIZENS, N.A., as Lender
By:	/s/ Robert M. Nemon
	Name:	Robert M. Nemon
	Title:	Vice-President

Exhibit F-15